SAFE, RELIABLE NATURAL GAS AT OUR CORE … AND SO MUCH MORE Fiscal 2016 Third-Quarter Update August 2, 2016

Fiscal 2016 Third Quarter Update Regarding Forward Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's Net Financial Earnings (NFE) guidance for fiscal 2016 and NFE growth beyond 2016, forecasted contribution of business segments to fiscal 2016 NFE and to NFE beyond fiscal 2016, future New Jersey Natural Gas Company (NJNG) customer growth, future capital expenditures and infrastructure investments, the effect of the federal Production Tax Credit (PTC) and federal Investment Tax Credit (ITC) extension on NJRCEV, the long-term outlook for NJR Clean Energy Ventures Corporation (NJCEV), diversification of NJRCEV’s strategy, NJRCEV’s future solar and wind projects, NJRCEV’s other potential renewable/distribution projects and future opportunities and the PennEast Pipeline project. The factors that could cause actual results to differ materially from NJR’s expectations, assumptions and beliefs include, but are not limited to, weather and economic conditions; changes in the rate of NJNG’s customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post- employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR’s non-regulated energy investments and NJNG’s planned infrastructure projects in a timely manner; risks associated with the management of the company's joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for Solar Renewable Energy Certificates (SRECs) and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC’s website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events. 2

Fiscal 2016 Third Quarter Update Disclaimer Regarding Non-GAAP Financial Measures This presentation includes the non-GAAP measure, Net Financial Earnings (NFE). As an indicator of the Company’s operating performance, this measure should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share. NFE excludes unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJR Energy Services (NJRES), net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV. Management uses NFE as a supplemental measure to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes this non-GAAP measure is more reflective of the Company’s business model, provides transparency to investors and enables period-to-period comparability of financial performance. In providing fiscal 2016 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. At this time, management is not able to reasonably estimate the aggregate impact of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR’s most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G. 3

Fiscal First Quarter 2016 Update 4Fiscal Third Quarter 2016 Update 4 Net Financial Earnings* ($MM) Three Months Ended June 30, Nine Months Ended June 30, Company 2016 2015 2016 2015 New Jersey Natural Gas $3.6 $7.2 $83.5 $84.0 NJR Midstream 2.3 2.5 6.9 7.2 Subtotal 5.9 9.7 90.4 91.2 NJR Energy Services .3 (5.3) 27.6 47.5 NJR Clean Energy Ventures 2.4 (3.8) 21.9 18.2 NJR Home Services/Other 2.3 1.9 .3 (.1) Total $11.0 $2.5 $140.1 $156.7 Per basic share $.13 $.03 $1.63 $1.84 Fiscal-Third Quarter 2016 Results * A reconciliation form NFE to net income is set forth on slide 25 in the Appendix. Our fiscal 2016 NFE is guidance $1.55 to $1.65 per share

Fiscal 2016 Third Quarter Update Recent Highlights Financial Results  Net Financial Earnings (NFE) of $.13 per share Strategic Actions NJNG  Liquefaction project operational  Base rate case in settlement discussions  The SAVEGREEN Project® extended  Ongoing infrastructure investments NJR Midstream  FERC issues draft environmental impact statement on PennEast Pipeline NJRCEV  Three commercial solar projects totaling 10.9 MW placed into service  Added 323 residential customers through Sunlight Advantage® program  Construction continues at Ringer Hill, our fourth onshore wind project 5

Fiscal 2016 Third Quarter Update Base Rate Case Update  November 2015 base rate case filing established with approval of SAFE in 2012  Parties are actively engaged in settlement talks  Suspension of schedule was granted by the Administrative Law Judge  Working toward resolution with new base rates expected to be effective in early fiscal 2017 6

Fiscal 2016 Third Quarter Update Southern Reliability Link (SRL)  30-mile pipeline to support improved system integrity and reliability in Monmouth, Ocean and Burlington Counties, the southern portion of NJNG’s service area  Construction and route approved by BPU in January 2016  March 2016 BPU order found SRL reasonably necessary for service, convenience, or welfare of the public  New Jersey Department of Environmental Protection recently deemed SRL administratively complete. Public comment and technical review will follow  NJNG continues to progress through the SRL permitting process 7

Our Long-Term Average Annual NFE Growth Strategy Remains 5 to 9 Percent

How will we achieve this?

- ***Invest in infrastructure*** *to support customer growth and system reliability and resiliency*
- ***Develop Midstream projects*** *including PennEast Pipeline*
- ***Invest and develop wind and solar*** *distributed power projects*
- ***Provide physical and producer services*** *to wholesale customers*



Fiscal 2016
5-10%
5-15%
1-3%
60-70%
10-20%
New Jersey Natural Gas
NJR Midstream
NJR Energy Services
NJR Home Services
NJR Clean Energy Ventures

Fiscal Third Quarter 2016 Update

8

Fiscal 2016 Third Quarter Update NJNG’s Regulated Growth Model 9 • Growing service area • Healthy conversion market Customer Growth • SAVEGREEN • CIP • SAFE • NJ RISE • Off-system sales • Capacity release Energy Efficiency BGSS Incentives Utility Gross Margin Infrastructure Target 60 – 70 percent of Annual NFE

Fiscal 2016 Third Quarter Update NJR Midstream’s Growth Model 10 • 50 percent interest in 12 Bcf storage facility in southwest PA • PennEast Pipeline • FERC issued DEIS on July 22, 2016 • Currently anticipated in service date the last quarter of fiscal 2018 or first quarter of fiscal 2019 • Investment value $51.7 million* • Current annual distribution rate of $0.854 per unit Steckman Ridge Midstream Projects NFE * Based on 1,838,932 units at closing price of $28.13 on June 30, 2016 Dominion Midstream Partners Target 5 to 10 percent of Annual NFE

Fiscal 2016 Third Quarter Update NJR Clean Energy Ventures’ Growth Model 11 • Three operating wind farms • Additional 39.9 MW-Ringer Hill under construction • Fiscal 2016 wind capital expenditures - $102 million • 4,576 Sunlight Advantage® customers • Fiscal 2016 residential solar capital expenditures - $34 million NFE • Additional 10.9 MW to come on line by calendar year end 2016 • Fiscal 2016 commercial solar capital expenditures - $75 million Residential Solar (40.6 MW) Onshore Wind (80.4 MW) Commercial Solar (93.5 MW) Target 10 to 20 percent of Annual NFE

Fiscal 2016 Third Quarter Update NJR Energy Services’ Growth Model 12 Pipeline Capacity (1.6 Bcf/d) NFE Storage Capacity (45 Bcf) Target 5 to 15 percent of Annual NFE Producer Services Utility Asset Management Electric Generation Supply

Fiscal First Quarter 2016 Update 13Fiscal Third Quarter 2016 Update 13 Net Financial Earnings (NFE) by Business Segment

Fiscal First Quarter 2016 Update 14Fiscal Third Quarter 2016 Update 14 Customer Growth Drives Higher Utility Gross Margin

Fiscal 2016 Third Quarter Update Customer Growth Continues 15  5,289 new customers added in first nine months of FY2016 • 2,884 new construction customers • 2,405 conversions  545 heat conversions  We expect these new and conversion customers to contribute approximately $3.9 million annually to utility gross margin  On track to add 8,150 new customers this year Three-year forecast of 24,000 - 28,000 new customers 1.6 percent annual new customer growth rate

Fiscal First Quarter 2016 Update 16Fiscal Third Quarter 2016 Update 16 NJNG Capital Investment June 30, 2016 Update CAPITAL INVESTMENT ($MM) FYTD 2016E STATUS NJNG Customer Growth $24.6 $35.2 Added 5,289 customers in first nine months; on target to add 8,150 customers in FY2016 Maintenance/Other 64.2 70.4 Capital spending on track to enhance system safety and reliability SAFE 23.8 38.4 SAFE extension of $200 million to complete replacement of unprotected steel pipe pending at BPU NJ RISE 9.4 17.9 Installation of excess flow valves and engineering work continues Liquefaction Project 9.6 9.8 Project began operation Southern Reliability 1.8 31.7 Planned 30-mile route approved by BPU in January 2016. March 2016 BPU Order found SRL reasonably necessary for service, convenience or welfare of the public. Appeals pending. NJNG is confident that the order will be upheld by the Appellate Court. July 2016 NJDEP deems NJNG’s permit applications administratively complete, which is followed by public comment and technical review. Total NJNG $133.4 $203.4

NJR Midstream

Steckman Ridge

- 12 Bcf natural gas storage facility in southwest Pennsylvania
- 50/50 joint venture with Spectra Energy

Dominion Midstream Partners, LP

- 1.8 million units
- Current annual distribution rate of $.854

PennEast Pipeline

- 20 percent ownership in 118-mile transmission pipeline connecting Marcellus shale region supply to Northeast
- Pipeline capacity of up to 1.1 MMdth/day
- Draft Environmental Impact Study issued by FERC on July 22, 2016
- 45 days for response from PennEast



Marcellus Shale
STECKMAN RIDGE



PennEast PIPELINE
Tennessee
Transco
Compressor: 47,700 HP (ISO)
PennEast Pipeline
Millennium
Algonquin
Texas Eastern
Columbia

Fiscal Third Quarter 2016 Update

17

Fiscal 2016 Third Quarter Update NJR Clean Energy Ventures - Solar 18 Commercial  25 projects in service; 93.5 MW The Sunlight Advantage  Nearly 4,600 customers; 40.6 MW

Fiscal 2016 Third Quarter Update NJRCEV Is Hedging SRECs to Reduce Exposure to Market Volatility 168 166 147 173 197 214 0 50 100 150 200 250 FY16E FY17E FY18E Th ousa n ds of SR EC s Hedged Expected Generated Current Generation Pct. Hedged: 97% 84% 67% Average Price: $214 $230 $227 As of June 30, 2016 19

Fiscal 2016 Third Quarter Update NJR Clean Energy Ventures - Growing Onshore Wind 20 Project In Service Date PPA/Hedge Size (MW) Capital ($MM) Location Contractor Turbines Ringer Hill Year-end 2016 Majority of energy produced will be hedged under 15-year agreement with Iron Mountain 39.9 $84 Pennsylvania 60 miles SE of Pittsburgh Mortensen Construction General Electric Two Dot June 2014 25-year PPA with Northwestern Energy 9.7 $21 Montana 93 miles SE of Helena Mortensen Construction General Electric Carroll Area January 2015 25-year PPA with MidAmerican Energy 20.0 $42 Iowa 65 miles NW of Des Moines Mortensen Construction Siemens Alexander December 2015 PPAs and financial hedges with Kansas City BPU and Yahoo!, Inc. 50.7 $85 Kansas Rush County Mortensen Construction Siemens Total 120.3 $232  Over $230 million invested, four projects located in four states

Fiscal First Quarter 2016 Update 21Fiscal Third Quarter 2016 Update 21  Serves wholesale customers across North America  Diverse portfolio of physical natural gas assets  Firm storage (45 Bcf in the US and Canada)  Firm transportation (1.6 Bcf/day)  Services include: • Transporting natural gas • Selling storage gas during peak periods • Asset management agreements • Producer services  Fee-based service; located primarily in the Marcellus shale region $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2010 2011 2012 2013 2014 2015 3Q15 3Q16 $M M Financial Margin NFE NJR Energy Services

Fiscal First Quarter 2016 Update 22Fiscal Third Quarter 2016 Update 22 Impact of Volatility ▪ Warmer weather has caused less volatility in fiscal 2016 than past two years Source: Platts, a division of McGraw Hill Financial, TETCO M-3

Fiscal 2016 Third Quarter Update Total Return Periods Ended June 30, 2016 44.1% 34.9% 4.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% NJR Dow Utilities S&P 500 1 Year Total Return 13.2% 9.8% 7.4% 0.0% 5.0% 10.0% 15.0% NJR Dow Utilities S&P 500 10-Year Annualized Total Return Assumes reinvested dividends 23

Fiscal 2016 Third Quarter Update 24 APPENDIX

Fiscal First Quarter 2016 Update 25Fiscal Third Quarter 2016 Update 25 Reconciliation to Non-GAAP Measures A reconciliation of NFE for the three- and nine- months of fiscal 2016 and 2015 to net income is provided below: Three Months Ended Nine Months Ended June 30, June 30, (Thousands) 2016 2015 2016 2015 Net (loss) income $ (17,363) $ (7,460) $ 106,272 $ 176,763 Add: Unrealized loss (gain) on derivative instruments and related transactions 55,875 1,188 57,910 (19,010) Tax effect (20,282) (294) (21,021) 7,132 Effects of economic hedging related to natural gas inventory (11,380) 16,464 (8,621) (15,751) Tax effect 4,130 (5,937) 3,129 5,908 Net income to NFE tax adjustment (8) (1,484) 2,475 1,687 Net financial earnings $ 10,972 $ 2,477 $ 140,144 $ 156,729 Weighted Average Shares Outstanding Basic 85,960 85,449 85,823 85,110 Diluted 85,960 85,449 86,691 86,128 Basic (loss) earnings per share $ (.20) $ (.09) $ 1.24 $ 2.08 Add: Unrealized loss (gain) on derivative instruments and related transactions .65 .02 .67 (.22) Tax effect (.24) — (.25) .08 Effects of economic hedging related to natural gas inventory (.13) .19 (.10) (.19) Tax effect .05 (.07) .04 .07 Net income to NFE tax adjustment — (.02) .03 .02 Basic net financial earnings per share $ .13 $ .03 $ 1.63 $ 1.84